Exhibit 10.9

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made by and among Oaktree Capital Group, LLC, a Delaware limited liability company (the “Company”), and the selling unitholders (collectively, the “Selling Unitholders”, and individually, a “Selling Unitholder”) listed on the signature pages hereto. References to a Selling Unitholder also include transferees to whom such Selling Unitholder transfers rights related to Class A Units (as defined below).

WHEREAS, the Company has deemed it to be in the best interests of its unitholders to undertake an initial public offering (the “Public Offering”) of Class A units representing limited liability company interests of the Company (the “Class A Units”) pursuant to a Registration Statement (Registration No. 333-174993) on Form S-1 (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “SEC”), and has agreed to provide the Selling Unitholders with the registration rights set forth in this Agreement with respect to Class A Units that the Selling Unitholders may hold directly or indirectly as of the date hereof.

WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the form of Underwriting Agreement (the “Underwriting Agreement”) to be executed by and among the Company, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives (the “Representatives”) of the several underwriters to be named in Schedule I attached thereto, and the Attorneys-in-Fact on behalf of the several Selling Unitholders.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

PIGGYBACK RIGHTS

1.1 Right to Piggyback on the Public Offering. In connection with the Public Offering, the Selling Unitholders may exercise piggyback rights to have included in such offering certain Class A Units held by them, either directly or indirectly, as of the date hereof. The Company shall facilitate in the manner described in this Agreement the exercise of such piggyback rights. The Selling Unitholders will not have piggyback or other registration rights with respect to any offerings by the Company or any of its unitholders other than the Public Offering.

ARTICLE II

NOTICES, CUTBACKS AND OTHER MATTERS

2.1 Notifications Regarding Registration Piggyback Rights. Any Selling Unitholder wishing to exercise its piggyback rights with respect to the Registration Statement must notify the Company of the number of Class A Units it seeks to have included in the Registration Statement. Such notice must be given as soon as practicable, but in no event later than the date announced by the Company on GSTrUE pursuant to a Current Report of Certain

Material Events (a “Current Report”) posted on GSTrUE at www.Rule144A.com (the “Notice Deadline”).

2.2 Cutbacks. The Selling Unitholders collectively will have piggyback rights with respect to a number of Class A Units equal to no more than 33% of the number of Class A Units (as determined by the Company in its sole discretion in consultation with the Representatives) sold pursuant to the Registration Statement (rounded down to the nearest whole Class A Unit) unless the Company determines in its sole discretion to increase such percentage. If the number of Class A Units in the aggregate requested by the Selling Unitholders to be included in the Public Offering exceeds 33% (or such greater percentage as the Company may determine in its sole discretion) of the number of Class A Units to be sold in the Public Offering (as determined by the Company in its sole discretion in consultation with the Representatives), each Selling Unitholder will only have piggyback rights with respect to a proportionate number of Class A Units (rounded down to the nearest whole Class A Unit) determined by the following formula: (a) the quotient of (1) the number of Class A Units initially requested by such Selling Unitholder to be included in the Public Offering at the applicable Public Offering price per Class A Unit divided by (2) the total number of Class A Units initially requested by all Selling Unitholders to be included in the Public Offering at the applicable Public Offering price per Class A Unit multiplied by (b) the aggregate number of Class A Units sold in the Public Offering multiplied by (c) 33% (or such greater percentage as the Company may determine in its sole discretion).

2.3 Expenses. All expenses incurred in connection with the Registration Statement and Public Offering, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of Company’s counsel (excluding fees and disbursements of outside counsel for Selling Unitholders) and of the independent certified public accountants, and the expense of qualifying such Class A Units under state blue sky laws, will be borne by the Company. Notwithstanding the foregoing, the underwriting discount and commission of 2% applicable to Class A Units sold for the account of a Selling Unitholder and any and all taxes, stamp taxes and counsel fees and disbursements for such Selling Unitholder will be borne by such Selling Unitholder.

ARTICLE III

FACILITATING THE PUBLIC OFFERING

3.1 Information from Selling Unitholders. To participate in the Public Offering, each Selling Unitholder that holds Class A Units covered by the Registration Statement is required to:

(a) execute and deliver an Election to Participate included in the Company’s Current Report dated November 15, 2011;

(b) complete the Selling Unitholder Questionnaire included in the Company’s Current Report dated November 15, 2011;

(c) execute and deliver a Power of Attorney substantially in the form included in the Company’s Current Report dated November 15, 2011;

(d) execute and deliver a Custody Agreement substantially in the form included in the Company’s Current Report dated November 15, 2011;

(e) execute and deliver a Unit Power substantially in the form included in the Company’s Current Report dated November 15, 2011;

(f) execute and deliver a Lock-Up Agreement in the form included in the Company’s Current Reported dated November 15, 2011; and

(g) furnish such other information and documents to the Company as it may from time to time reasonably request.

ARTICLE IV

INDEMNIFICATION

4.1 Indemnification by the Company. The Company will indemnify and hold harmless each Selling Unitholder against any losses, claims, damages or liabilities to which such Selling Unitholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Selling Unitholder for any documented legal or other expenses reasonably incurred by such Selling Unitholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Selling Unitholder expressly for use therein. The maximum liability of the Company under this Section 4.1 to all Selling Unitholders shall be limited to the aggregate net proceeds of the Public Offering (including proceeds to the Company and the Selling Unitholders).

4.2 Indemnification by Selling Unitholders. Each Selling Unitholder, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, each officer of the Company and any person who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, to which such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Unitholder expressly for use therein and will reimburse such person for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the liability of a Selling Unitholder pursuant to this Section 4.2 shall not exceed the Net Proceeds (as defined below) received by such Selling Unitholder.

4.3 Indemnification Procedures. Promptly after receipt by an indemnified party under Sections 4.1 or 4.2 above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection except to the extent that the indemnifying party is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnified party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

4.4 Contribution. If the indemnification required by this Article IV from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect (a) the relative benefit of the indemnifying and indemnified parties and (b) if the allocation in clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (a) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including, without limitation, any untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Selling Unitholders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the prior provisions of this Section 4.4.

Notwithstanding the provisions of this Section 4.4, (x) the Company shall not be required to contribute any amount in excess of the aggregate net proceeds of the Public Offering (including proceeds to the Company and the Selling Unitholders) less the amount of any damages that the Company has otherwise been required to pay by reason of an untrue statement or omission and (y) no Selling Unitholder shall be required to contribute any amount in excess of the proceeds net of expenses and underwriting discounts (the “Net Proceeds”) actually received by such Selling Unitholder from the sale of Class A Units in the Public Offering to which the losses, claims, damages, liabilities and expenses of the indemnified party or parties relate less the amount of any indemnification payment made by such Selling Unitholder pursuant to Section 4.2. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE V

OTHER AGREEMENTS

5.1 CONSENT. IN ITS CAPACITY AS A RECORD HOLDER OF CLASS A UNITS, THE UNDERSIGNED SELLING UNITHOLDER HEREBY APPROVES AND CONSENTS TO THE ADOPTION OF THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY IN THE FORM ATTACHED AS EXHIBIT 3.2 TO THE REGISTRATION STATEMENT.

5.2 TRANSFER OF RIGHTS. TO THE EXTENT THE CLASS A UNITS ARE PERMITTED TO BE TRANSFERRED UNDER THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY, ANY SELLING UNITHOLDER MAY, SUBJECT TO THE TERMS OF ANY LOCK-UP AGREEMENT ENTERED INTO BY SUCH SELLING UNITHOLDER WITH RESPECT TO CLASS A UNITS HELD BY IT, TRANSFER ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS AGREEMENT TO ANY TRANSFEREE OF CLASS A UNITS HELD BY SUCH SELLING UNITHOLDER. ANY SUCH TRANSFER OF REGISTRATION RIGHTS WILL BE EFFECTIVE UPON RECEIPT BY THE COMPANY OF (I) WRITTEN NOTICE FROM SUCH SELLING UNITHOLDER STATING THE NAME AND ADDRESS OF ANY TRANSFEREE AND IDENTIFYING THE NUMBER OF CLASS A

UNITS WITH RESPECT TO WHICH RIGHTS UNDER THIS AGREEMENT ARE BEING TRANSFERRED AND THE NATURE OF THE RIGHTS SO TRANSFERRED AND (II) A WRITTEN AGREEMENT FROM SUCH TRANSFEREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing as described in the Operating Agreement.

6.2 Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

6.3 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely therein.

6.4 Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

6.5 Amendments; Termination. This Agreement may be amended, modified or waived at any time by the Company without the approval or consent of any other party; provided, however, that if any such amendment, modification or waiver would adversely affect in any material respect the Selling Unitholders as a class (and not any individual Selling Unitholder), such amendment, modification or waiver shall also require the written consent of the Selling Unitholders holding a majority of the Class A Units held by all of the Selling Unitholders. Other than Article IV, this Agreement will terminate and cease to have any further force or effect upon (i) either the Representatives, on behalf of the Underwriters, on the one hand, or the Company on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Public Offering, (ii) the Company filing an application to withdraw the Registration Statement relating to the Public Offering, (iii) the termination of the Underwriting Agreement (other than the provisions thereof that survive termination) prior to payment for and delivery of the Class A Units, (iv) the Public Offering not being consummated on or before the date that is thirty (30) days after the date the road show for the Public Offering is launched or (v) the consummation of the Public Offering.

6.6 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

6.7 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

6.8 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a person acquiring a right pursuant to Section 6.1, without execution hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

OAKTREE CAPITAL GROUP, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SELLING UNITHOLDER

Name of Entity:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]